                      Chase Manhattan Grantor Trust 1995-A
                         Statement to Certificateholders
                                 March 15, 1999


                                                 DISTRIBUTION IN DOLLARS
            ORIGINAL           PRIOR                                                 REALIZED DEFERRED      CURRENT
              FACE           PRINCIPAL                                                                     PRINCIPAL
  CLASS       VALUE           BALANCE       INTEREST     PRINCIPAL        TOTAL      LOSSES   INTEREST      BALANCE
    A    1,500,339,658.38  114,868,738.57  574,343.69  12,126,222.98  12,700,566.67    0.00      0.00   102,742,515.59
 TOTALS  1,500,339,658.38  114,868,738.57  574,343.69  12,126,222.98  12,700,566.67    0.00      0.00   102,742,515.59


                                                                                               PASS-THROUGH
             FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                         RATES
           PRIOR                                     CURRENT                                         CURRENT
         PRINCIPAL                                  PRINCIPAL                                CLASS  PASS-THRU
 CLASS     FACTOR    INTEREST  PRINCIPAL    TOTAL     FACTOR                                           RATE
    A    76.5618225  0.382809   8.082319  8.465128  68.4795040                                 A    6.000000 %
 TOTALS  76.5618225  0.382809   8.082319  8.465128  68.4795040

   IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT
                         THE ADMINISTRATOR LISTED BELOW:
                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                                 MONTHLY REPORT

I.     Monthly Expense Summary
       A. Servicing Fee Disbursement                                   95,723.95
       B. Cash Collateral Account Expense                                   0.00
       C. Total Expenses Paid (per $1000 of Original Principal
          Amount)                                                       0.063802

II.    Cash Collateral Account Deposit Amount                               0.00

III.   Outstanding Advance Summary
       A. From Prior Period                                         3,669,749.64
       B. From Current Period                                       3,710,015.46
       C. Change in Amount Between Periods (Line B - A)                40,265.82

IV.    Available Cash Collateral Account Information for
       Due Period
       A. Available Cash Collateral Amount                         11,252,547.44
       B. Available Cash Collateral Amount Percentage                   9.7960 %

V.     Available Cash Collateral Account Information for
       Next Period
       A. Available Cash Collateral Amount                         11,252,547.44
       B. Available Cash Collateral Amount Percentage                  10.9522 %

VI.    Required Cash Collateral Amount
       A. For the Current Collection Period                        11,252,547.44
       B. For the Next Collection Period                           11,252,547.44

VII.   Payment Summary for Servicer
       A. Monthly Servicing Fees
          1. Scheduled Monthly Servicing Fee                           95,723.95
       B. Monthly Disbursements to Servicer
          1. Monthly Servicing Fee and Unpaid Servicing Fee            95,723.95
          2. Reimbursed Advance Amount                                134,193.68
          3. Net Investment Earnings on Certificate Account                 0.00
          4. Total (Lines 1 thru 3)                                   229,917.63
       C. Advance by Servicer                                         174,459.50
       D. Net Disbursement to Seller (Lines B - C)                     55,458.13

VIII.  Certificate Account Surplus from Cert Acct to Cash
       Collateral Acct                                                      0.00

IX.    Disbursements on Cash Collateral Loan
       A. Interest Payment on Loan                                     41,231.84
       B. Fees and Expenses on Loan                                         0.00
       C. Principal Payment on Loan                                         0.00

X.     Repayment to Seller
       A. From Available Cash Collateral Funds                              0.00
       B. From Certificate Account
          1. Excess Funds                                             153,074.88
          2. Certificate Amount Surplus                                     0.00
          3. Excess Amount (Lines 1 -2)                               153,074.88

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999

       C. Excess Amount Paid Seller (Lines A + B)                     153,074.88

XI.    Recoveries of Defaulted Receivables for Due Period              67,113.34

XII.   Recoveries of Interest Delinquencies for Due Period            134,193.68

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

I.     Available Amount in the Certificate Account
       A. Credits
          1. Payments form Obligors Applied to Collection Period
             a. Principal Payments                                 11,878,404.62
             b. Recovery of Advance                                   126,723.99
             c. Other Interest Payments                               721,034.65
             d. Total (A thru C)                                   12,726,163.26
          2. Repurchase Amount from Repurchased Receivables
             a. Principal before Cutoff Date                                0.00
             b. Interest before Cutoff Date                                 0.00
             c. Principal Payments                                    112,919.74
             d. Recovery of Advance                                     2,205.79
             e. Other Interest Payments                                   695.77
             f. Total (A thru E)                                      115,821.30
          3. Reversal from Defaulted Contracts                              0.00
          4. Recovery of Defaulted Receivables                         67,113.34
          5. Recovery Amount Before Cutoff Date
             (Excluding Repurchased Receivables
             a. Principal                                                   0.00
             b. Interest                                                    0.00
             c. Total (A thru B)                                            0.00
          6. Investment Earnings on Certificate Account                     0.00
          7. Net Adjustments                                                1.78
          8. Advance by Servicer                                      174,459.50
          9. Overpayment from Obligors                                      0.00
         10. Total Credits                                         13,083,559.18
       B. Debits
          1. Overpayments from Obligors                                     0.00
          2. Recovery Amount Before Cutoff Date to Seller
             a. Principal                                                   0.00
             b. Interest.                                                   0.00
             c. Total (Lines A thru B)                                      0.00
          3. Reversal from Defaulted Contracts                              0.00
          4. Reimbursement of Advance
             a. From Payments of Non-Defaulted Receivables            128,929.78
             b. From Recovery of Defaulted Receivables                      0.00
             c. Total (Lines A thru B)                                128,929.78
          5. Net Investment Earnings on Certificate Account                 0.00
          6. Total Debits (Lines 1 thru 5)                            128,929.78

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999

       C. Total Available Amount                                   12,954,629.40

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

II.    Reimbursement of Advance on Defaulted Receivables
       A. Recovery of Advance                                           2,754.44
       B. Unreimbursed Advance from Prior Period                            0.00
       C. Reimbursed Amount (Min: Lines A and B)                            0.00

III.   Excess Collections for Collection Period
       A. Excess Spread Amount                                        226,461.80
       B. Net Recovery of Defaulted Receivables
          1. Recovery of Defaulted Receivables                         67,113.34
          2. Reimbursement of Advance                                       0.00
          3. Net Recovery of Defaulted Receivables
             (lines 1-2)                                               67,113.34
       C. Excess Spread Amount to this Periods Defaulted
          Receivables
          1. Balance on Defaulted Receivables
             a. Principal                                             134,898.62
             b. Advanced Interest                                       5,263.90
             c. Unadvanced Interest                                       337.74
             d. Total (Lines A thru C)                                140,500.26
          2. Amount Applied to Default Balance
             (Min: Lines A+B and C.1)                                 140,500.26
       D. Principal Carryover Shortfall                                     0.00
       E. Adjustment to Excess Collection                                   0.00
       F. Excess Collections                                          153,074.88

IV.    Scheduled Monthly Disbursements
       A. Unreimbursed Advance on Defaulted Receivables                     0.00
       B. Principal and Interest to Certificateholders
          1. Monthly Prinicpal
             a. From Repurchsed Receivables                           112,919.74
             b. From Defaulted Receivables                            134,898.62
             c. Principal Payment                                  11,878,404.62
             d. Total (Lines A thru C)                             12,126,222.98
          2. Monthly Interest                                         574,343.69
          3. Unpaid Interest                                                0.00
          4. Principal Carryover Shortfall                                  0.00
          5. Total                                                 12,700,566.67
       C. Servicing Fee to Servicer
          1. Monthly Servicing Fee                                     95,723.95
          2. Overdue Monthly Servicing Fee                                  0.00
          3. Total (Lines 1 thru 2)                                    95,723.95
       D. Total (Lines A thru C)                                   12,796,290.62

V.     Payment Deficiency Amount
       A. Scheduled Monthly Disbursements                          12,796,290.62
       B. Available Distribution Amount
          1. Available Amount in Certificate Account               12,954,629.40
          2. Excess Collections in Certificate Account                153,074.88
          3. Reimbursed Advance on Defaulted Receivables
             from Excess Spread                                         5,263.90
          4. Available Distribution Amount (Lines 1-2-3)           12,796,290.62

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999

       C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)             0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

VI.    Cash Collateral Account Withdrawal
       A. Available Cash Collateral Amount for the
          Collection Period                                        11,252,547.44
       B. Payment Deficiency Amount                                         0.00
       C. Cash Collateral Account Withdrawal                                0.00

VII.   Disbursements from the Certificate Account with CCA
       Withdrawal
       A. Available Distribution Amount
          1. Available Distribution Amount from Certificate
             Account                                               12,954,629.40
          2. Excess Collections                                       153,074.88
          3. Cash Collateral Account Withdrawal                             0.00
          4. Reimbursed Advance on Defaulted Receivables
             from Excess Spread                                         5,263.90
          5. Available Amount (Lines 1 - 2 + 3 - 4)                12,796,290.62
       B. Disbursements of Advance on Defaulted Receivables                 0.00
       C. Disbursements to Certificateholders                      12,700,566.67
       D. Monthly Servicing Fee and Overdue Servicing Fee              95,723.95
       E. Excess Funds from Certificate Account
          1. Available Amount after Distribution
             (Lines A - B - C- D)                                           0.00
          2. Excess Collections                                       153,074.88
          3. Excess Funds (Lines 1 + 2)                               153,074.88

VII.   Average Certificate Principal Balance for the
       Collection Period
       A. Beginning Balance                                       114,868,738.57
       B. Ending Balance                                          102,742,515.59
       C. Average Balance (Lines (A + B)/2)                       108,805,627.08

IX. Delinquency and Defaults Information

                                                 Group 1

                         Period           Number  Delinquency   Principal
                                                  Amount        Balance
                         30-59 days       546     370,549.17    2,224,968.18
                         60-89 days       120     122,866.13    502,060.66
                         90-119 days      40      57,929.10     198,927.49
                         120+149 days     27      47,177.77     138,940.94
                         150+179 days     7       18,570.79     54,727.83
                         180+209 days     6       17,104.94     36,109.27
                         210+239 days     3       7,385.74      11,891.07
                         240+Days
                         Delinquent       0       0.00          0.00
                         Total            749     641,583.64    3,167,625.44

       B. Principal Amount of Loans in Defaulted Receivables          134,898.62
       C. Delinquency Percentage
          1. Outstanding Principal Balance for Deliquency
             (greater than or equal to) 60 Days                       942,657.26
          2. Portfolio Principal Ending Balance for the
             Collection Period                                    102,742,515.59
          3. Delinquency Percentage                                     0.9175 %

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

X.     Portfolio Average Delinquency Rate
       A. Delinquency Rate for Second Prior Period                      0.9455 %
       B. Delinquency Rate for Prior Period                             0.9832 %
       C. Delinquency Rate for Current Period                           0.9175 %
       D. Average Deliquency Rate                                       0.9487 %

XI.    Portfolio Average Three Due Periods Charge Off Rate
       A. Charge Off Rate for Second Prior Period                       0.8116 %
       B. Charge Off Rate for Prior Period                              0.2650 %
       C. Charge Off Rate for Current Period
          1. Principal Recoveries of Defaulted Receivables             62,433.02
          2. Principal on Defaulted Receivables                       134,898.62
          3. Average Pool Balance for Collection Period           108,805,627.08
          4. Charge Off Rate ( 12 * (Lines ( 2 - 1) / 3)                0.7992 %
       D. Average Charge Off Rate ( (Lines A thru C) / 3)               0.6253 %

XII.   Required Cash Collateral Amount for Next Collection
       Period
       A. Cash Collateral Floor Amount
          1. Maximum Amount                                        11,252,547.44
          2. Possible Floor Amount
             a. Pool Principal Balance at the Beginning of
                Collection Period                                 114,868,738.57
             b. Cumulative Monthly Interest Through Final
                Distribution Date                                  17,230,310.79
             c. Cumulative Monthly Servicing Fee Through
                Final Distribution Date                             2,871,718.46
             d. Total (Lines A thru C)                            134,970,767.82
          3. Cash Collateral Floor Amount (Min: Lines 1 & 2)       11,252,547.44
       B. Possible Cash Collateral Amount
          1. Cash Collateral Percentage
             a. Average Three Period Delinquency Percentage             0.9487 %
             b. Delinquency Percentage Trigger                          1.2500 %
             c. Average Three Period Charge Off Rate                    0.6253 %
             d. Charge Off Rate Trigger                                 1.2500 %
             e. Maximum Cash Collateral Percentage Specified            7.0000 %
             f. Minimum Cash Collateral Percentage Specified            5.0000 %
             g. Cash Collateral Percentage Applied
                (If a(is greater than)b or c(is greater than)d,
                then e, else f)                                         5.0000 %
          2. Pool Principal Balance                               102,742,515.59
          3. Possible Amount                                        5,137,125.78
       C. Required Cash Collateral Amount (Max: Lines A & B)       11,252,547.44

XIII.  Deposit to Cash Collateral Account
       A. Excess Funds from Certificate Account                       153,074.88
       B. Required Deposit to Cash Collateral Account
          1. Required Cash Collateral Amount for Next Period       11,252,547.44
          2. Available Cash Collateral Amount                      11,252,547.44
          3. Cash Collateral Account Withdrawal                             0.00
          4. Required Deposit Amount ( Max: 0 & Lines 1-2+3)                0.00
       C. Deposit Amount to Cash Collateral Account
          (Min: Lines A & B)                                                0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

XIV.   Memorandum Spread Account Unfunded Amount
       A. Memorandum Spread Account Cap
          1. Cash Collateral Floor Amount                          11,252,547.44
          2. Possible Cap
             a. Pool Principal Balance                            102,742,515.59
             b. Memorandum Spread Account Cap Percentage
          1. Average Three Period Charge Off Rate                       0.6253 %
          2. Minimum Charge Off Rate Trigger                            1.2500 %
          3. Average Three Period Delinquency Rate                      0.9487 %
          4. Minimum Delinquency Percentage                             1.2500 %
          5. Minimum Cap Percentage Specified                           1.0000 %
          6. Maximum Cap Percentage Specified                           2.0000 %
          7. Memorandum Spread Account Cap Percentage
             (If 1 is less than or equal to 2 and 3 is less
             than or equal to 4 then 5 else 6)                          1.0000 %
             c. Possible Amount (Lines a * b)                       1,027,425.16
          3. Memorandum Spread Account Cap
             (Max: Lines (1 + 2))                                  11,252,547.44
       B. Memorandum Spread Account Amount
          1. Available Cash Collateral Amount                      11,252,547.44
          2. Cash Collateral Account Deposit                                0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Principal Balance on Cash Collateral Loan                      0.00
          5. Memorandum Spread Account Amount
             (Max: 0 & Lines 1 + 2 - 3 - 4)                        11,252,547.44
       C. Memorandum Spread Account Unfunded Amount
          (Max: 0 & Lines A - B)                                            0.00

XV.    Available Cash Collateral Payment Funds
       A. Certificate Account Surplus
          1. Excess Funds from Certificate Account                    153,074.88
          2. Memorandum Spread Account Unfunded Amount                      0.00
          3. Certificate Account Surplus                                    0.00
       B. Cash Collateral Account Surplus
          1. Available Cash Collateral Amount                      11,252,547.44
          2. Cash Collateral Account Deposit                                0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Required Cash Collateral Amount for Next Period       11,252,547.44
          5. Cash Collateral Account Surplus
             (Max: 0 & Lines 1 + 2 - 3 - 4)                                 0.00
       C. Investment Earnings on Cash Collateral Account               41,231.84
       D. Available Cash Collateral Payment Funds                      41,231.84

XVI.   Scheduled Disbursement on Cash Collateral Loan
       A. Scheduled Interest
          1. Interest on Deposit Rate Portion                               0.00
          2. Interest on Base Rate Portion                                  0.00
          3. Unpaid Interest                                          154,325.66
          4. Total (Lines 1 thru 3)                                   154,325.66
       B. Fees and Expenses
          1. Fees and Expenses                                              0.00
          2. Overdue Fees and Expenses                                      0.00

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999

          3. Total (Lines 1 thru 2)                                         0.00
       C. Total (Lines A + B)                                         154,325.66

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                       MONTHLY SERVICER CERTIFICATE REPORT

XVII.  Excess From Memorandum Spread Account
       A. Memorandum Spread Account Cap                            11,252,547.44
       B. Adjusted Memorandum Spread Account Amount
          1. Memorandum Spread Account Amount                      11,252,547.44
          2. Investment Earnings on Cash Collateral Account            41,231.84
          3. Interest Due to Cash Collateral Loan                     154,325.66
          4. Fees and Expenses to Cash Collateral Loan                      0.00
          5. Adjusted Memorandum Spread Account Amount
             (Max: 0 & Lines 1 + 2 - 3 - 4)                        11,252,547.44
       C. Excess from Memorandum Spread Account                             0.00

XVIII. Disbursement of Available Cash Collateral Payment Funds
       A. Available Cash Collateral Payment Funds                      41,231.84
       B. Interest Payment to Cash Collateral Loan                     41,231.84
       C. Fees and Expenses on Cash Collateral Depositor                    0.00
       D. Principal Payment to Cash Collateral Loan
          1. Available Disbursement Amount
             a. Available Amount after Disbursement of
                Interest, Fees, & Expenses                                  0.00
             b. From Excess of Memorandum Spread Account                    0.00
             c. Available Disbursement Amount                               0.00
          2. Principal Balance on Cash Collateral Loan                      0.00
          3. Principal Payment                                              0.00
       E. Excess Amount to Seller                                           0.00

XIX.   Available Cash Collateral Amount for Next
       Distrbution Date
       A. Available Cash Collateral Amount
          1. Available Cash Collateral Amount                      11,252,547.44
          2. Cash Collateral Account Deposit from
             Certificate Account                                            0.00
          3. Cash Collateral Account Withdrawal                             0.00
          4. Cash Collateral Account Surplus                                0.00
          5. Available Cash Collateral Amount
             (Lines 1 + 2 - 3 - 4)                                 11,252,547.44
       B. Available Cash Collateral Percentage                         10.9522 %

XX.    Reimbursed Advance
       A. From Payment in Certificate Account                         128,929.78
       B. From Excess Spread                                            5,263.90
       C. From Certificate Account with Cash
          Collateral Withdrawal                                             0.00
       D. Total (Lines A thru C)                                      134,193.68

XXI.   Excess Amount to Seller
       A. From Available Cash Collateral Payment Funds                      0.00
       B. From Certificate Account
          1. Excess Funds                                             153,074.88
          2. Certificate Account Surplus                                    0.00
          3. Excess Amount                                            153,074.88
       C. Excess Amount to Seller (Lines A thru B)                    153,074.88

XXII.  Weighted Average Coupon as of Current Period                     9.3581 %

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999

XXII.  Weighted Average Maturity as of Current Period                12.57400790


 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                             MONTHLY BALANCE REPORT

I.     Defaulted Receivables Summary
       A. Beginning Balance
          1. Principal                                              5,910,886.19
          2. Interest                                                 232,373.13
          3. Total                                                  6,143,259.32
       B. Additions
          1. Principal                                                134,898.62
          2. Interest                                                   5,601.64
          3. Total ( Lines 1 thru 2)                                  140,500.26
       C. Net Recoveries
          1. Principal                                                 62,433.02
          2. Interest                                                   2,983.73
          3. Excess                                                     1,696.59
          4. Total (Lines 1 thru 3)                                    67,113.34
       D. Adjustments on Excess from Recoveries                         1,696.59
       E. Ending Balance
          1. Principal                                              5,983,351.79
          2. Interest                                                 234,991.04
          3. Total (Lines 1 + 2)                                    6,218,342.83

II.    Portfolio Delinquency Summary
       A. Beginning Balance                                         2,129,272.84
       B. Additions                                                 1,903,952.86
       C. Recoveries
          1. From Repurchased Receivables                               7,725.08
          2. Delinquency Adjustments on Matured Contracts                 965.45
          3. Others                                                 1,638,933.65
          4. Total (Lines 1 thru 3)                                 1,647,624.18
       D. To Defaulted Receivables                                     38,704.92
       E. Ending Balance                                            2,346,896.60

III.   Outstanding Advances Summary
       A. Beginning Balance                                         3,669,749.64
       B. Additions                                                   174,459.50
       C. Reimbursements
          1. For Defaulted Receivables
             a. From Receivables Excess Spread                          5,263.90
             b. From Cash Collateral Withdrawal                             0.00
             c. From Recoveries of Defaulted Receivables                    0.00
             d. Total (Lines a thru c)                                  5,263.90
          2. Others                                                   128,929.78

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999

          3. Total (Lines 1 thru 2)                                   134,193.68
       D. Ending Balance (Lines A + B - C)                          3,710,015.46

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1995-A
                                 March 15, 1999
                             MONTHLY BALANCE REPORT

IV.    Unreimbursed Advances of Defaulted Receivables Summary
       A. Beginning Balance                                                 0.00
       B. Additions                                                     5,263.90
       C. Reimbursements
          1. From Recoveries of Defaulted Receivables                       0.00
          2. From Excess Reserve Account                                5,263.90
          3. From Cash Collateral Withdrawal                                0.00
          4. Total                                                      5,263.90
       D. Ending Balance (Lines A + B - C)                                  0.00

V.     Maturity Interest Deficiency Summary
       A. Beginning Balance                                         2,384,754.97
       B. Additions                                                    40,437.50
       C. Ending Balance                                            2,425,192.47

VI.    Certificate Principal Balance
       A. Beginning Balance                                       114,868,738.57
       B. Monthly Prinicpal
          1. Defaulted Receivables                                    134,898.62
          2. Repurchased Receivables                                  112,919.74
          3. Principal Payment                                     11,878,404.62
          4. Total (Lines 1 thru 3)                                12,126,222.98
       C. Ending Balance (Lines A - B)                            102,742,515.59

VII.   Automobiles Receivables Balance Summary
       A. Beginning Balance                                       114,868,738.57
       B. Automobile Receivable Monthly Principal
          1. Defaulted Receivables                                    134,898.62
          2. Others                                                11,991,324.36
          3. Total (Lines 1 thru 2)                                12,126,222.98
       C. Ending Balance                                          102,742,515.59

VIII.  Automobiles Tally Summary
       A. Beginning Number of Receivables                                 29,461
       B. Additions                                                            0
       C. Deductions
          1. Repurchased Receivables                                          18
          2. Defaulted Receivables                                            33
          3. Matured Receivables                                           1,119
          4. Total ( Lines 1 thru 3 )                                      1,170
       D. Ending Number of Receivables                                    28,291

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                    Chase Manhattan Grantor Trust 1995-A
                               March 15, 1999

 [Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION